Changes in Accounting Policy and Disclosures IFRS 15 Revenues (Policies)	12 Months Ended
Dec. 31, 2018
Entity Information [Line Items]
Description of accounting policy for recognition of revenue
REVENUE RECOGNITION
The revenues of the Corporation come mainly from the sale of packaging and tissue products that are recognized at a point in time. Sales of goods in the consolidated statement of earnings are recognized by the Corporation when control of the goods has been transferred, being when the goods are delivered to customers and when all obligations have been fulfilled.

The amounts recognized as sales of goods represent the fair values of the considerations received or receivable from third parties on the sales of goods to customers, net of returns, rebates and discounts, at which time there are no conditions for the payment to become due other than the passage of time. Historical experience is used to estimate and provide for discounts and returns (expected value method), whereas volumes discounts are assessed based on anticipated annual sales (most likely amount method). The transaction price is not adjusted for the time value of money since all sales are cashed within 12 months.